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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            Form 8-K/A


                   AMENDMENT TO CURRENT REPORT



          Pursuant to Section 13 OR 15(d) of the Securities
                       Exchange Act of 1934



                          October 15,1993
          Date of Report (date of earliest event reported)



                    TOOTSIE ROLL INDUSTRIES, INC.


        (Exact name of registrant as specified in its charter)



       VIRGINIA                1-1361           22 - 1318955
     (State or other        (Commission File      (IRS Employer
     jurisdiction of             Number)        Identification No.)
     incorporation or
      organization)



             7401 South Cicero Avenue, Chicago, Illinois 60629
           (Address of principal executive offices)   (Zip Code)



                          (312) 838-3400
            Registrant's telephone number, including area code




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  Item 7.    Financial Statements, Pro Forma Financial Information

           and Exhibits

    (a)    Financial statements of business acquired (the
           "Business").

           (i) The balance sheets of the Business at December 31, 1992 and October 15, 1993, and the related statements of operations and changes in divisional equity and statements of cash flows for the year ended
           December 31, 1992 and the period ended October 15, 1993, including the notes thereto, together with the related Accountant's Report, attached hereto as Exhibit 28(a), are hereby incorporated by reference.

     (b)   Pro forma financial information

           (i) The unaudited pro forma income statements of Tootsie Roll Industries, Inc. ("Tootsie Roll") and the Business for the year ended December 31, 1992 and the nine months ended September 30, 1993, and the unaudited pro forma condensed balance sheet of Tootsie Roll and the Business as at September 30, 1993 attached hereto as Exhibit 28(b) are hereby incorporated by reference.

      (c)  Exhibits

               Exhibits No.      Description of Document

                  28(a) The balance sheets of the Business at December 31, 1992 and
                                 October 15, 1993, and the related
                                 statements of operations and
                                 changes in divisional equity and
                                 statements of cash flows for the
                                 year ended December 31, 1992 and
                                 the period ended October 15, 1993,
                                 including the notes thereto,
                                 together with the related
                                 Accountant's Report.

                  28(b)          The unaudited pro forma income
                                 statements of Tootsie Roll
                                 Industries, Inc. ("Tootsie Roll")
                                 and the Business for the year
                                 ended December 31, 1992 and the
                                 nine months ended September 30,
                                 1993 and the unaudited pro forma
                                 condensed balance sheet of Tootsie
                                 Roll and the Business as at
                                 September 30, 1993 attached hereto
                                 as Exhibit 28(b).


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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               TOOTSIE ROLL INDUSTRIES, INC.


Dated: September 23, 1994        By: /s/ G. HOWARD EMBER, JR.
                                 -----------------------------
                                  G. Howard Ember, Jr.
                                  Vice President, Finance